SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): April 30, 2002
                                  CINERGY CORP.
                 (Exact Name of Registrant as Specified in Its Charter)


Commission           Registrant, State of Incorporation,        I.R.S. Employer
File Number          Address and Telephone Number             Identification No.

1-11377                    CINERGY CORP.                          31-1385023
                       (A Delaware Corporation)
                         139 East Fourth Street
                        Cincinnati, Ohio 45202
                          (513) 421-9500

1-1232             THE CINCINNATI GAS & ELECTRIC COMPANY          31-0240030
                       (An Ohio Corporation)
                       139 East Fourth Street
                       Cincinnati, Ohio 45202
                          (513) 421-9500

1-3543                      PSI ENERGY, INC.                     35-0594457
                       (An Indiana Corporation)
                          1000 East Main Street
                       Plainfield, Indiana 46168
                           (513) 421-9500

2-7793         THE UNION LIGHT, HEAT AND POWER COMPANY           31-0473080
                      (A Kentucky Corporation)
                       139 East Fourth Street
                       Cincinnati, Ohio 45202
                        (513) 421-9500



Item 4. Change in Registrant's Certifying Accountant

The Audit Committee of the Board of Directors of Cinergy Corp. has continually monitored Arthur Andersen LLP's situation and reexamined whether continued retention of Arthur Andersen as our outside auditors is appropriate. As recommended by Cinergy's Audit Committee, Cinergy's Board of Directors on April 26, 2002 decided that effective upon completion of Arthur Andersen's review of the first quarter 2002 financial information and related regulatory filings and services, Cinergy will dismiss Arthur Andersen as Cinergy's and its subsidiaries, The Cincinnati Gas & Electric Company, PSI Energy, Inc. and The Union Light, Heat and Power Company (collectively, the "Registrants"), independent public accountant. The Board of Directors, upon the recommendation of the Audit Committee, approved the selection of Deloitte & Touche LLP to serve as the Registrants' independent public accountant for the 2002 fiscal year. The engagement of Deloitte & Touche is subject to execution of a final definitive agreement.

Arthur Andersen's reports on the Registrants' financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits for the two most recent fiscal years and through the date hereof, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the Registrants' financial statements for such years. Also, during those years, there have been no "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K.

The Registrants provided Arthur Andersen a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. Arthur Andersen has provided the Registrants with a letter dated April 30, 2002, addressed to the Commission, stating its agreement with the statements contained herein. A copy of such letter is filed as Exhibit 16 hereto.

During the years ended December 31, 2001 and 2000 and through the date hereof, the Registrants did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants' financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.







                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                      CINERGY CORP.

                                      THE CINCINNATI GAS & ELECTRIC COMPANY

                                      PSI ENERGY, INC.

                                      THE UNION LIGHT, HEAT AND POWER COMPANY


Dated: April 30, 2002                 By   /s/BERNARD F. ROBERTS

                                          Name: Bernard F. Roberts
                                          Title: Vice President and Comptroller
                                          (Principal Accounting Officer)





                                  EXHIBIT INDEX
 Exhibit   Description
 Number

       16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated April 30, 2002
       99  Press release dated April 30, 2002